UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2019. Meeting Information WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY Meeting Type:                Annual General Meeting of Shareholders For holders as of: March 21, 2019 Date:    May 20, 2019                Time:    8:00 a.m. GMT Location: The Shelbourne Hotel 27 St. Stephen’s Green Dublin 2, Ireland For directions to the Annual General Meeting, please contact Willis Towers Watson’s corporate office at +1 (212) 915-8888. WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY You are receiving this communication because you hold shares in the company named above. 200 LIBERTY STREET NEW YORK, NEW YORK 10281 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain .

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT ON FORM 10-K    NOTICE AND PROXY STATEMENT    IRISH STATUTORY ACCOUNTS How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P16234 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E68426 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial 1. Elect directors. statements and (ii) Deloitte LLP to audit our Irish Statutory Accounts, and authorize, in a 1a. Anna C. Catalano binding vote, the Board, acting through the Audit Committee, to fix the independent 1b. Victor F. Ganzi auditors’ remuneration. 3. Approve, on an advisory basis, the named 1c. John J. Haley executive officer compensation. 1d. Wendy E. Lane 4. Renew the Board’s existing authority to issue shares under Irish law. 1e. Brendan R. O’Neill 5. Renew the Board’s existing authority to opt out 1f. Jaymin B. Patel of statutory pre-emption rights under Irish law. NOTE: In their discretion, the proxies are authorized 1g. Linda D. Rabbitt to vote upon such other business as may properly come before the meeting or any adjournment thereof. 1h. Paul D. Thomas 1i. Wilhelm Zeller

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